SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 26,
1999


ACE*COMM CORPORATION
(Exact name of registrant as specified in its charter)



Maryland                      0-21059                 52-1283030
(State or other       Commission File Number) (I.R.S. Employer
Jurisdiction of Incorporation)               Identification No.)



704 Quince Orchard Road, Gaithersburg, Maryland      20878
(Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code:  (301) 721-
3000


	The Registrant hereby amends the following items of its Current Report on Form 8-K reporting an event of January 26,
1999 as set forth below.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

	List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report:

	(c)	Exhibits

	16.  Letter of PriceWaterhouseCoopers
	Exhibit 1

SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed in its behalf by the undersigned hereunto duly authorized.

	DATED this 2nd day of February, 1999.


					ACE*COMM CORPORATION


					By:____________________________
					      George T. Jimenez
					      Chief Executive Officer




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